KBSF

KBS FASHION GROUP LIMITED

INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS

SHARES OF COMMOM STOCK

CUSIP Y46002 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE

KBS FASHION GROUP LIMITED

transferable on the books of KBS FASHION GROUP LIMITED (the "Company") in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the Republic of Marshall Islands, and to the Articles of Incorporation and By-laws of the Company, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

Witness the seal of the Company and the facsimile signatures of its duly otherized officers.

By

CHIEF EXECUTIVE OFFICER

KBS FASHION GROUP LIMITED
CORPORATE
SEAL
2012
REPUBLIC OF THE MARSHALL ISLANDS

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

KBS FASHION GROUP LIMITED

The Company will furnish without charge to each stockholder who so requests, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

______________________________________ *Units*

represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________ *Attorney*

to transfer the said Units on the books of the within named Company with full power of substitution in the premises.

Dated ____________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).